                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14C
             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934

Check the appropriate box:

[ ] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14c-5(d)(2))
[X] Definitive Information Statement

                                  SulphCo, Inc.
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

                       SCHEDULE 14C INFORMATION STATEMENT

                                  SULPHCO, INC.
                             850 Spice Islands Drive
                                Sparks, NV 89431

                             Telephone: 775-829-1310
                             Facsimile: 775-829-1351

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

May 19, 2003

Notice Of Written Consent in Lieu of Annual Meeting to be effective June 10,
2003.

To Stockholders of SulphCo, Inc.:

SulphCo, Inc., a Nevada corporation ("SulphCo"), notifies its stockholders of record that stockholders holding a majority of the voting power propose to take the following actions by written consent in lieu of an annual meeting, to be effective June 10, 2003, which is at least twenty (20) days after SulphCo mails this Information Statement to its stockholders:

1. Appoint Rudolf W. Gunnerman, Harry P. Holman, Kirk S. Schumacher, Patrick E. Lacy and Loren J. Kalmen to serve as directors for the ensuing year and until the time for the next annual meeting of stockholders and their respective successor is duly elected and qualified, or until the director's earlier death, resignation or retirement.

2. Ratify the appointment of Forbush & Associates as SulphCo's independent public accountants for the fiscal year ending December 31, 2003.

Because Rudolf W. Gunnerman owns a majority of SulphCo's common stock and has indicated his intention to execute a consent to the actions proposed to be taken, SulphCo's board of directors believes it would not be in the best interest of SulphCo and its stockholders to incur the costs of holding an annual meeting or of soliciting proxies or consents from additional stockholders in connection with these actions. Based on the foregoing, the board of directors of SulphCo has determined not to call an Annual Meeting of Stockholders, and none will be held this year.

                                                  /s/ Rudolf W. Gunnerman
                                                  ------------------------------
                                                  Rudolf W. Gunnerman
                                                  Chairman

Sparks, Nevada
May 19, 2003

                              INFORMATION STATEMENT

This information statement is being furnished by SulphCo, Inc., a Nevada corporation ("SulphCo" or the "Company"), to all holders of its common stock in connection with actions proposed to be taken by written consent of stockholders in lieu of an annual meeting, to be effective June 10, 2003. Because Rudolf W. Gunnerman owns a majority of SulphCo's common stock and has indicated his intention to execute a consent to the actions proposed to be taken, which is sufficient to approve these actions under Nevada law, SulphCo's board of directors believes it would not be in the best interest of SulphCo and its stockholders to incur the costs of holding an annual meeting or of soliciting proxies or consents from additional stockholders in connection with these actions. Based on the foregoing, the board of directors of SulphCo has determined not to call an Annual Meeting of Stockholders, and none will be held this year.

The board of directors has fixed the close of business on April 29, 2003 as the record date (the "Record Date") for the determination of stockholders who are entitled to receive this Information Statement. This Information Statement is being mailed on or about May 19, 2003 to all stockholders of record as of the Record Date. There were 47,671,170 shares outstanding as of the Record Date, each of which is entitled to one vote per share. The Nevada Revised Statutes do not provide for dissenter's rights of appraisal in connection with any of the actions taken by the written consent.

The entire cost of furnishing this Information Statement will be borne by SulphCo. SulphCo will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of SulphCo's common stock held of record by them

PROPOSAL 1: ELECTION OF DIRECTORS

The following five individuals have been nominated by the Company to serve as directors of the Company. Information about each director is contained in the section entitled "Directors and Executive Officers."

Name
----

Rudolf W. Gunnerman
Harry P. Holman
Patrick E. Lacy
Kirk S. Schumacher
Loren J. Kalmen

BIOGRAPHICAL INFORMATION

Dr. Rudolf W. Gunnerman, Chief Executive Officer, the Company's Chairman of the Board and Director, is a 74-year-old entrepreneur who studied mathematics and physics at the University of Munich, Germany before he immigrated to the United States. Dr. Gunnerman has invented a series of successful technologies, including fireproof building materials and wood pellets. Thereafter, in his quest to reduce Nitrous Oxide, a major source of ozone depletion, Dr. Gunnerman invented A-55 Clean Fuels and was the Chairman of Clean Fuels Technology, Inc. for at least five years until his resignation on April 23, 2003. Dr. Gunnerman holds three honorary doctorate degrees.

Harry P. Holman, Director, has been an active participant in the security business, specializing in bringing private companies public on the stock exchange. Mr. Holman has been a consistent top producer over the last thirty years with three New York stock exchange firms. In 1980, he was awarded the National Account executive of the Year at Birr Wilson & Co. Mr. Holman retired in November 2000 as First Vice President with the firm Dain Rauscher and is now self-employed as an investment adviser. Mr. Holman is a graduate of the University of Southern California in 1957 with a bachelor's degree in business administration. He is founder of the Northern Nevada University of Southern California Alumni Club.

Kirk S. Schumacher, President, Secretary and a Director, has been a lawyer in private practice with broad experience representing businesses. Most recently, Mr. Schumacher has been a shareholder with Woodburn and Wedge, a general practice law firm located in Reno, Nevada, for more than 15 years. Mr. Schumacher graduated with a bachelor's degree in business finance from the University of Nevada, Reno, in 1980 and a law degree from the University of Notre Dame in 1983. Mr. Schumacher was previously employed by Pillsbury, Madison & Sutro, now Pillsbury Winthrop LLP.

Patrick E. Lacy, Controller, Treasurer and a Director, received his bachelor's degree in accounting from Central Washington University in 1980 and his license as a Certified Public Accountant in 1986. Mr. Lacy has over twenty years of progressive accounting experience primarily in the manufacturing, agricultural and service industries. From 1998 to July 2001, Mr. Lacy was the Controller of Seabreeze LLC and, from August 2001 until he joined SulphCo in March of 2002, was the Controller of TravelByUs.Com.

Loren J. Kalmen, Director*, received his bachelor's degree in accounting from the University of Nevada, Reno in 1974 and his license as a Certified Public Accountant in 1978. Since 1974, Mr. Kalmen has worked in several accounting firms, including being a partner in the accounting firm of Anderson, Thompson & Co, CPA's from 1984 through 1987. In 1987, he became the founding owner and manager of Loren J. Kalmen, CPA, Ltd., which he currently owns and manages.

* Loren J. Kalmen will become a director upon the effectiveness of the written consent on June 10, 2003.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names, ages, and positions of our directors, nominee and officers.

Name                         Age         Position Held                    Director/Officer Since
--------                     -----       -----------------                ---------------------------
Rudolf W. Gunnerman          74          Chairman of the Board and        December 4, 2000*
                                         Chief Executive Officer

Harry P. Holman              68          Director                         December 4, 2000

Kirk S. Schumacher           47          President, Secretary and         February 17, 2003
                                         Director

Patrick E. Lacy              51          Controller, Treasurer and        April 16, 2002**
                                         Director

Loren J. Kalmen              50          Director                         June 10, 2003***

________________

* Rudolf W. Gunnerman was elected Chairman of the Board on December 4, 2000, and has served as the Chief Executive Officer since January of 2002.

** Patrick E. Lacy was appointed Controller on April 16, 2002, and as Treasurer on June 28, 2002, and was appointed as a director on July 14, 2002 to fill a vacant directorship.

*** Loren J. Kalmen will become a director upon the effective of the written consent on June 10, 2003.

SulphCo's Articles of Incorporation and Bylaws provide that the number of directors shall be determined from time to time by resolution of the board of directors. The number of directors is now five. Each director will continue in office until the time for the next annual election of directors and his successor has been duly qualified and elected, or until his earlier death, resignation or retirement. Officers will hold their positions at the pleasure of the board of directors, subject to any employment agreement. The only employment agreement is between the Company and Kirk S. Schumacher. The employment agreement is for a term of five years commencing February 17, 2003, and includes provisions for a signing bonus of $100,000, an annual base salary of $300,000, a stock option for 1,000,000 shares of the Company's common stock at an exercise price of $.55 per share, expiring February 14, 2006, and a termination payment of two times his annual base salary and certain incentive compensation upon certain events, including a change in control. Except for a provision of Mr. Schumacher's employment agreement obligating his nomination as a director, there is no arrangement or understanding between any of our directors or officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management stockholders will exercise their voting rights to continue to elect the current board of directors. There are also no arrangements, agreements or understandings between non-management stockholders that may directly or indirectly participate in or influence the management of our affairs. There is no family relationship among any of our directors and executive officers.

COMMITTEES

SulphCo has an audit committee but does not have a standing nominating committee or compensation committee, or committees performing similar functions. Two of the three members of the Audit Committee, Joseph Sutton and Mark T. Cullen, have resigned as directors. Accordingly, as of the date of this Information Statement the sole member of the Audit Committee was Harry P. Holman. Mr. Holman is not an "independent" director as defined under NASD Inc. Rule 4200(a)(15). The Audit Committee has not adopted a written charter. There were no formal meetings of the Audit Committee during 2002. There were 8 formal meetings of the board of directors, and one action taken by unanimous consent of the board of directors, during 2002.

AUDIT COMMITTEE REPORT

The Company's Audit Committee was formed in March 2001. The Company's Audit Committee has not reviewed and discussed the audited financial statements with management, nor has the Audit Committee discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented. The Audit Committee has not received the written disclosures in the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions With Audit Committees), as may be modified or supplemented, and has not discussed with the Company's independent accountant the independent accountant's independence. The Audit Committee made no formal recommendations to the board of directors regarding including the Company's most recent financial statements in the Company's annual report on Form 10-KSB.

EXECUTIVE COMPENSATION

The following table sets forth information about compensation paid or accrued by the Company during the years ended December 31, 2002, 2001, and 2000 to the Company's executive officers.

                           Summary Compensation Table

                                                               (e)                        (g)
                                                               Other        (f)           Securities                (i)
(a)                                                            Annual       Restricted    Under-         (h)        Other
Name and                           (c)          (d)            Compen-      Stock         Lying          LTIP       Compen-
Principal                 (b)      Salary       Bonus          sation       Awards        Options/       Payouts    sation
Position                  Year     ($)          ($)            ($)          ($)           SARs (#)       ($)        ($)
----------                ----     ------       ----------     ------       ----------    ----------     -------    -------
Rudolf W. Gunnerman
---------------
CEO and                   2002     $None        $3,000,000     $None        $None         None           $None      $300,000
Chairman of               2001     $None        $4,400,000     $None        $None         None           $None      $None
the Board                 2000     $None        $None          $None        $None         None           $None      $None

Mark T. Cullen
-------------------
Former CEO,               2002     $None        $None          $None        $None         None           $None      $None
President and             2001     $131,002     $None          $None        $None         None           $None      $None
Director                  2000     $50,002      $None          $None        $None         None           $None      $None

A. H. Walker, Jr.
--------------------
Former Secretary and      2002     $None        $1,500,000     $None        $None         None           $None      $None
Director                  2001     $None        $None          $None        $None         None           $None      $None
                          2000     $None        $None          $None        $None         None           $None      $None

Harry P. Holman
---------------------
Director                  2002     $None        $500,000       $None        $None         None           $None      $30,000
                          2001     $None        $None          $None        $None         None           $None      $7,500
                          2000     $None        $None          $None        $None         None           $None      $None

Other than a grant of 50,000 shares of the Company's common stock made to Loren
J. Kalmen effective upon his election and consent to serve as a Director, directors receive no compensation for their services as directors, but are reimbursed for expenses incurred in attending board meetings.

RELATED PARTY TRANSACTIONS

The Company leases its former facility located at 1650 Meadow Wood Drive, Reno, Nevada, from its Chairman, CEO and majority shareholder, Rudolf W. Gunnerman. The lease payment is $6,500 monthly and the Company also pays the cost of building insurance of approximately $350 monthly and customary utility charges. The lease expires February 28, 2004, and will sooner terminate upon any sale or sublease of the facility.

During 2001 the Company advanced funds to Rudolf W. Gunnerman and at December 31, 2001, Dr. Gunnerman owed a receivable of $1,345,299 to the Company. This receivable was fully repaid by May 2002.

Commencing in October 2002, Rudolf W. Gunnerman began advancing funds to the Company at an interest rate of 1% per annum and at December 31, 2002 the total advanced funds were $170,000. Dr. Gunnerman continued to advance funds to the Company and, by February 28, 2003, had advanced a total of approximately $320,000. On February 28, 2003, Dr. Gunnerman made a loan with a principal balance of $1,920,000 which was used to fully repay a $500,000 line of credit, to repay the approximately $320,000 of existing short term advances made by Dr. Gunnerman, and to pay operating expenses of the Company, including salaries, rent expenses, litigation costs, and equipment purchase costs.

At December 31, 2002, Dr. Gunnerman owed the Company $3,575,000 for the issuance of 7,150,000 shares of the Company's common stock issued at $.50 per share. Effective February 28, 2003, Dr. Gunnerman and the Company agreed that the $1,920,000 loaned by Dr. Gunnerman to the Company be used to repay a portion of Dr. Gunnerman's $3,575,000 subscription receivable. On May 13, 2003, Rudolf W. Gunnerman paid the remaining $1,655,000 balance on his $3,575,000 subscription receivable. The interest on the $3,575,000 loan had been waived for the years ended 2001 and 2002. In view of the prepayment, the board of directors waived the interest accrued through the date of payment.

PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth the shareholdings of those persons who: (i) own more than five percent of our common stock as of the date of this Information Statement with the number of outstanding shares at May 19, 2003; (ii) are officers, directors or nominees of the Company; and (iii) all officers and directors as a group:


                                                                                    PERCENTAGE BENEFICIALLY
        NAME AND ADDRESS (1)                                NUMBER OF SHARES              OWNED (2)
        --------------------                                ----------------              ---------
Rudolf W. Gunnerman; Chairman of the Board and               30,003,500 (3)               61.64%
Chief Executive Officer

Harry P. Holman; Director                                    1,196,175                    2.46%

Kirk S. Schumacher; President, Secretary and                 1,050,000(4)                 2.16%
Director

Patrick E. Lacy; Controller, Treasurer and Director          152,000(5)                   *

Loren J. Kalmen; Director Nominee                            55,000(6)                    *

All Executive Officers & Directors as a Group                32,456,675                   66.47%

* Less than 1%
______________

(1)  C/o the Company's address.

(2) Except as otherwise indicated, we believe that the beneficial owners of Common Stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

(3) Includes 11,400,000 shares of the Company's common stock issued to Dr. Rudolf W. Gunnerman and his spouse, Doris Gunnerman, as joint tenants.

(4) Includes 1,000,000 shares of common stock issuable upon exercise of an option granted at an exercise price of $.55 per share and expiring February 14, 2006, pursuant to the executive employment agreement, dated February 17, 2003.

(5) Includes 100,000 shares of common stock issuable upon exercise of an option granted at an exercise price of $.35 per share and expiring May 8, 2006, pursuant to an option granted by the board of directors on May 8, 2003.

(6) Includes 5,000 shares of common stock issued to Monica Kalmen, Mr. Kalmen's daughter.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2004

The rules of the Securities and Exchange Commission permit stockholders of the Company, after notice to the Company, to present proposals for stockholder action in the Company's proxy or information statement where such proposals are consistent with applicable law, pertain to matters appropriate for stockholder action, and are not properly omitted by Company action in accordance with the proxy rules published by the Securities and Exchange Commission. The Company's 2004 annual meeting of stockholders is expected to be held on or about April 23, 2004, and if the Company makes a proxy solicitation, the proxy materials in connection with that meeting are expected to be mailed on or about April 2, 2004. Proposals of stockholders of the Company that are intended to be presented at the Company's 2004 annual meeting must be received by the Company no later than January 22, 2004, in order for them to be included in the proxy statement or information statement relating to that meeting.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires that the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by regulation to furnish to the Company copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during the 2002 fiscal year, all such filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with.

ANNUAL REPORT

A copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002, which has been filed with the SEC pursuant to the Exchange Act, is being mailed to you along with this Information Statement. Additional copies of this Information Statement and/or the Annual Report may be obtained without charge upon written request to Kirk S. Schumacher, 850 Spice Islands Drive, Sparks, Nevada 89431 or on the Internet at www.sec.gov from the SEC's EDGAR database.

PROPOSAL 2:  RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTS

The firm of Forbush & Associates, CPAs, has been selected by the board of directors and is proposed to be ratified pursuant to the written consent to serve as SulphCo's auditors for the fiscal year ending December 31, 2003. Forbush & Associates has served as SulphCo's auditors since its audit of the period ended December 31, 2001.

RELATIONSHIP WITH FORMER INDEPENDENT AUDITORS

On or about April 5, 2002, the Company's former independent accountants, Tanner & Co. in Salt Lake City, Utah, resigned as the Company's auditors. In a letter to management, dated April 5, 2002, Tanner & Co. indicated that their decision to resign was based on their conclusion that they "may not be able to rely on management's representations" and that this "conclusion is based on issues raised by an investigation being conducted by the Securities and Exchange Commission that have not been resolved to [Tanner & Co.'s] satisfaction."

Tanner & Co. referred to an investigation then being conducted by the Salt Lake City, Utah office of the Securities and Exchange Commission as of April 2002. This matter is described in the Company's 8-K filed April 16, 2002, as amended in its 8-K/A filed August 27, 2002, and is also described in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002 which accompanies this Information Statement. Both the Company and Mr. Gunnerman denied any wrongdoing in this matter and advised the SEC accordingly. Neither the Company nor any of its current officers or directors have received any communications from the SEC regarding this matter since April 16, 2002.

In April 2002 the Company retained Forbush and Associates of Reno, Nevada as its new independent auditors.

As discussed below, the Company has taken steps to address the concerns expressed by the Company's former auditors with regard to the Company's internal practices.

Qualifications by Former Accountants
------------------------------------

Reports prepared by the Company's principal accountant on its financial statements for each of the two fiscal years ended December 31, 2000 and December 31, 2001, have not contained an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

         1. The Independent Auditor's Report prepared by W. Dale McGhie in connection with the Company's financial statements for the years ending December 31, 1999, 1998 and 1997, contained the following statement:

         "The accompanying financial statements have been presented assuming that the Company will continue as a going concern. As discussed in Notes 1 and 10 to the financial statements, the Company has recently reorganized and its ability to continue as a going concern is dependent on attaining future profitable operations. The financial statements do not include any adjustments that might result from that outcome of this uncertainty."

         Note 1 of those financial statements, under the heading "Organization and Nature of Business," stated:

         "FilmWorld, Inc. ("the Company") is a Development Stage Enterprise as defined by FASB statement No. 7, "Accounting and Reporting by Development Stage Enterprises." The Company was originally organized under the laws of the State of Nevada on December 23, 1986, under the name Hair Life Inc. The Company became inactive during 1987 and remained inactive until September 1, 1994. On September 1, 1994, the shareholders of the Hair Life, Inc. and the "The Patterson Group" (a California S Corporation) approved a reverse acquisition agreement whereby The Patterson Group became a wholly owned subsidiary of Hair Life, Inc., in exchange for 4,500,000 shares of common stock (after giving effect to a reverse stock split) of Hair Life. Hair Life, Inc. then changed its name to The Patterson Group. The Patterson Group changed its capitalization by a reverse split of the then outstanding common stock of one new share for each forty old shares. The Patterson Group conducted operations via 2 subsidiaries until approximately June 1998, at which time one subsidiary sought relief under Chapter 7 of the bankruptcy laws in the United States Bankruptcy Court for the Central District of California. The effects of the bankruptcy were reflected in the 1997 audit of the Patterson Group. Another subsidiary, APF Holdings (fka Blue Parrot Holdings) also discontinued operations in 1998, after which time the Patterson Group transferred all interest in it to the majority shareholder of The Patterson Group. By December 31, 1998, the Patterson Group had discontinued all operations and remained dormant until May 1999.

         In May of 1999, the majority shareholder of the Patterson Group sold his common stock in the Patterson Group (equaling approximately 90% of the outstanding common stock). On or about July 18, 1999, the new shareholders funded the Company with $50,000 and film rights with a cost basis of $525,000 (which is also the current fair market value) after giving effect to a ten for one reverse split and changing the corporate name to FilmWorld, Inc. The Company authorized a capitalization of 100,000,000 shares of common stock and 10,000,000 shares of preferred stock, with a par value of $0.001 per share. All references in the accompanying financial statements to the number of common shares and the per- share amounts for 1997 and 1998 have been restated to reflect the reverse split and authorized capitalization.

         On July 19, 1999, the stockholders of the Company approved a plan of informal quasi reorganization. This plan eliminated its then retained deficit of $1,163,065 and lowered additional paid in capital by the same amount.

         The Company is currently in the motion picture production and distribution business."

         Note 10 to those financial statements, under the heading "Uncertainty Regarding Going Concern," stated:

         "The Company's financial statements have been prepared assuming that the Company will continue as a going concern. The Company's ability to continue as a going concern is dependent on attaining future profitable operations. If operations do not become profitable, then substantial doubt exists about the Company's ability to continue as a going concern. The financial statements do not include any adjustment that might result from the outcome of this uncertainty."

         2. On June 8, 2001, the Company filed an amended annual report on Form 10-KSB/A. The Independent Auditor's Report prepared by Tanner + Co. in connection with the Company's financial statements for the year ending December 31, 2000, and the period January 13, 1999 (date of inception) to December 31, 1999, and cumulative amounts since inception, filed with that amended annual report contained the following statement:

         "The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 2, the Company incurred operating losses and has been unable to generate cash flows from operations for the periods ended December 31, 2000 and 1999. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.
         Note 2 to those financial statements, under the heading "Going Concern," stated: The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has had no revenues, has incurred substantial losses from operations since inception and has been unable to generate cash flows from operations. These factors among others may indicate that the Company will be unable to continue as a going concern for a reasonable period of time.

         The Company's continuation as a going concern is dependent on its ability to generate sufficient income and cash flow to meet its obligations on a timely basis, to obtain additional financing as may be required, and ultimately to attain profitability. The Company is active in the development and marketing of its process for removing sulfur from crude fuel oils and is establishing a plan to obtain additional capital and financing. There is no assurance that the Company will be successful in its efforts."

The Company's Form 10-KSB/A filed on June 14, 2001, an amendment to the Company's Form 10-KSB for the year ended December 31, 2000, contained a report by Tanner + Co. on the Company's financial statements for the period from inception to December 31, 1999 and the year ended December 31, 2000 that was unqualified and did not contain an explanatory paragraph regarding going concern contingencies.

Also, the opinion issued by Dale McGhee on the Company's financial statements for the three years ended December 31, 2000, as filed in the Form 10-KSB on March 9, 2001 for the year ended December 31, 2000, was unqualified.

Disagreements with and Other Reportable Events by Former Accountants
--------------------------------------------------------------------

Except as noted in the section captioned "Notification from Auditors" below, during the two fiscal years ended December 31, 2000 and December 31, 2001, and any subsequent interim period through April 5, 2002, there have not been any disagreements with the Company's former accountant on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make a reference to the subject matter of the disagreements in connection with its report.

Except as noted in the section captioned "Notification from Auditors" below, none of the following events have occurred during the two fiscal years ended December 31, 2000 and December 31, 2001, and any subsequent interim period through April 5, 2002, preceding the former accountant's replacement:

(A) The Company's accountant, or former accountant, having advised the Company that the internal controls necessary for the Company to develop reliable financial statements do not exist;

(B) the Company's accountant, or former accountant, having advised the Company that information has come to the accountant's attention that has led it to no longer be able to rely on management's representations, or that has made it unwilling to be associated with the financial statements prepared by management;
(C) (1) the Company's accountant, or former accountant, having advised the Company of the need to expand significantly the scope of its audit, or that information has come to the accountant's attention during the time period covered by Item 304(a)(1)(iv) of Regulation S-K, that if further investigated may (i) materially impact the fairness or reliability of either; a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (ii) cause it to be unwilling to rely on management's representations or be associated with the Company's financial statements, and (2) due to the accountant's resignation (due to audit scope limitations or otherwise) or dismissal, or for any other reason, the accountant did not so expand the scope of its audit or conduct such further investigation; or
(D) (1) the Company's accountant, or former accountant, having advised the Company that information has come to the accountant's attention that it has concluded materially impacts the fairness or reliability of either
         (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and (2) due to the accountant's resignation, dismissal or declination stand for re-election, or for any other reason, the issue has not been resolved to the accountant's satisfaction prior to its resignation, dismissal or declination to stand for re-election.

Notification from Auditors
--------------------------

On or about April 5, 2002, Tanner + Co., the Company's former auditors, sent the Company two letters. Both letters are Exhibits to the Company's Form 8-K filing of April 5, 2002.

One of the two letters indicates that Tanner + Co. is resigning as the Company's independent auditors. That letter states that: "Our decision to resign is based on our conclusion that we may not be able to rely on management's representations. This conclusion is based on issues raised by an investigation being conducted by the Securities and Exchange Commission that have not been resolved to our satisfaction."

The second letter from Tanner + Co. identifies reportable conditions and material weaknesses in connection with the Company's internal controls. In this regard, the letter identifies the following reportable conditions that Tanner + Co. believe to be material weaknesses:

         1. Press releases are not reviewed by appropriate responsible parties to ensure accuracy prior to issuance.
         2. The Company has inadequate segregation of duties over cash receipts and disbursements.
         3. Contracts, agreements and other documents are not in all instances timely prepared and executed and provided to the appropriate accounting and finance personnel of the Company.

The Company has taken steps to alleviate these conditions. With regard to each numbered item, the Company has implemented the following actions and policies effective April 2002:

         1. Any future press release shall be reviewed and approved by at least three members of management and counsel for the Company prior to release.
         2. The Company hired a comptroller responsible for cash receipts and disbursements.
         3. The Company shall not enter into any contract, agreement or other document which could have a material impact on the Company's financial statements without approval by the board of directors. Such contracts, agreements or documents shall be attached to minutes of board meetings or consents to actions taken by the board and shall be kept in the office of the Company's secretary. The secretary shall forward copies of the same to the Company's independent auditors.

AUDIT FEES

The fees billed by Forbush & Associates for professional services rendered for the audit of SulphCo's annual financial statements for the year ended December 31, 2002 were $28,745, and for the review of the financial statements included in SulphCo's Forms 10-QSB during 2002 were $5,912.

TAX FEES

There were no fees billed for tax compliance, tax advice or tax planning in either 2001 or 2002.

ALL OTHER FEES

There were no other fees for either audit related or non-audit services billed by Forbush & Associates for the fiscal year ended December 31, 2002.

Order of the Board of Directors

/s/ Rudolf W. Gunnerman
----------------------------------
Chairman of the Board of Directors